Exhibit 99.1

Drew Industries Incorporated

(NYSE: DW)



A Leading National Supplier of a Wide Variety of Components for RV's and Manufactured Homes

Forward-Looking Statements

- This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.

- Forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, expenses, income (loss), cash flow, and financial condition, whenever they occur in this presentation, are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this presentation and in our Form 10-K for the year ended December 31, 2008, and in our subsequent filings with the SEC.

- There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to the matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel and related components, vinyl, aluminum, glass and ABS resin), availability of credit for financing the retail and wholesale purchase of manufactured homes and recreational vehicles ("RVs"), inventory levels of dealers and manufacturers, levels of repossessed manufactured homes and RVs, the disposition into the market by the Federal Emergency Management Agency ("FEMA"), by sale or otherwise, of RVs or manufactured homes purchased by FEMA, changes in zoning regulations for manufactured homes, sales declines in either the RV or manufactured housing industries, the financial condition of our customers, the financial condition of retail dealers of RVs and manufactured homes, retention of significant customers, interest rates, oil and gasoline prices, and the outcome of litigation. In addition, national and regional economic conditions and consumer confidence affect the retail sale of RVs and manufactured homes.

Drew's Products – Components for RVs and Manufactured Homes

Sales - $398 million
Year Ended December 31, 2009


MH Windows and Screens: $47 million 12%
MH Chassis and Chassis Parts: $25 million 6%
MH and RV Bath Products: $15 million 4%
Specialty Trailers: $7 million 2%
Other: $3 million 1%
RV and MH Axles: $27 million 7%
RV Windows and Doors: $65 million 16%
Furniture Products: $30 million 8%
RV Chassis, Slide-outs and Other Chassis Parts: $179 million 44%

Drew's Segments – 2009

Revenues - $398 million


MH = $85 million
21%
RV = $313 million
79%
93% for towable RVs



Segment Operating Profit - $24 million


MH = $4 million
16%
RV = $20 million
84%



Supplier to Industry Leaders

Outstanding customer service and national coverage, with 24 production facilities (approximately 2.3 million sq. ft.), make us a key partner with our customers, including:

RV

- **Forest River (owned by Berkshire Hathaway)**
- **Heartland Recreational Vehicles, LLC (privately owned)**
- **Jayco/Starcraft (privately owned)**
- **Skyline (NYSE: SKY)**
- **Thor (NYSE: THO)**

MH

- **Champion (NYSE: CHB)**
- **Clayton (owned by Berkshire Hathaway)**
- **Palm Harbor (Nasdaq: PHHM)**
- **Skyline (NYSE: SKY)**

Other than Thor and Berkshire Hathaway, no customer represents more than 10% of consolidated net sales.

Financial Performance



Sales and EBITDA (in millions)
Sales
EBITDA
RV Segment sales
MH Segment sales
EBITDA(1)
$750
500
250
0
$100
75
50
25
0
$255
$325
$353
$531
$669
$729
$669
$511
$398
108
171
220
348
448
509
492
368
313
147
154
134
183
221
220
177
143
85
2001
2002
2003
2004
2005
2006
2007
2008
2009

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 32).

Financial Performance – Quarterly (2)


Sales and EBITDA (in millions)
Sales
EBITDA
RV Segment sales
MH Segment sales
EBITDA(1)
$0
$30
$60
$90
$120
$150
-$10
$0
$10
$20
$30
$159
$151
$124
$77
$71
$101
$122
$105
124
111
86
47
52
79
97
84
35
39
39
29
19
22
25
20
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 33).
(2) Because of the seasonality of the RV and manufactured housing industries, the Company's results in the first and fourth quarters are typically the weakest, while the second and third quarters are traditionally stronger.

What Drew Has Done - Cost Reductions

- Consolidated more than 35 production facilities into other existing facilities since 2006, improving operating efficiencies
- These facility consolidations, along with reductions in salaried staff, changes in insurance, IT improvements, along with other cost saving measures have saved us:

($ in millions)	
2006	$ 1
2007	$ 6
2008	$ 5
2009	$ 9
2010 (projected)	$ 3
Total	**$ 24**

What Drew Has Done - Strengthened Balance Sheet

($ in millions)	Debt	Cash and Investments	Net Cash
12/31/08	$ 9	$ 9	$ -
3/31/09	$ 6	$ 14	$ 8
6/30/09	$ 1	$ 27	$ 26
9/30/09	$ -	$ 47	$ 47
12/31/09	$ -	$ 65	$ 65

What Drew Has Done - Acquisitions and Growth

New Product	Market Potential
2008 – RV Entry Doors	$ 25 million
2008 – RV Furniture and Mattresses	$150 million
2009 – QuickBite™ Coupler	$ 3 - 5 million
2009 – Manufactured Housing ("MH") Entry Doors	$ 25 million
2009 – Focus on MH Replacement Windows	$15 - 25 million
2010 – Level-Up™ System	$ 2 - 4 million

2010 – Wall Slides - announced agreement in principle

Business Strategy

⦿ Maximize profitability and return on assets through

- Market share growth
- New product introductions
- Strategic acquisitions
- Operational efficiencies

⦿ This strategy accomplished through

- Outstanding customer service
- Motivating management through strong profit incentives
- Low cost manufacturing:
  - Optimizing production efficiencies and implementing stringent cost controls
  - Facility consolidations and fixed cost reductions
- Working capital management
- R & D efforts
- Disciplined and patient acquirer

Content Per Towable RV

100% market share in existing products would yield $3,900 to $4,300 per Towable RV.

93% of RV Segment sales are for Towable RVs



2001-2009 CAGR = 15%
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,697
$1,902
(1)
$2,101

	2001	2002	2003	2004	2005	2006	2007	2008	2009
RV Segment operating profit margin	8.7%	10.0%	11.6%	9.8%	9.7%	8.6%	12.8%	7.8%	6.5%

(1) Includes historical sales for the 2008 Seating Technology acquisition assuming the acquisition was made at the beginning of 2008.

See Page 20 for Industry Information

Content Per Manufactured Home

100% market share in existing products would yield $3,600 to $4,000 per home



2001-2009 CAGR = 10%
$663
$796
$871
$1,281
$1,330
$1,666
$1,611
$1,489
$1,378

	2001	2002	2003	2004	2005	2006	2007	2008	2009
MH Segment operating profit margin	10.8%	10.9%	10.8%	10.5%	10.6%	9.1%	8.5%	7.7%	4.5%

See Page 16 for Industry Information

Acquisitions and Product Line Extension

- Drew is a **disciplined** and **patient** acquirer
- Gain market share or add products from other suppliers through asset acquisitions
- Complimentary to our core RV (including specialty trailers) and MH markets
- Seek products or technologies that we can expand through our nationwide customer base and factory network
- Become a more extensive supplier to our customers

New Product Introductions


1997
2000
2001
2004
2006
2007
2008
2009
2010
ACQUIRE LIPPERT COMPONENTS: Primarily steel chassis & parts for MH
Expand into steel chassis for towable RVs
Introduce RV slide-out mechanisms
ACQUIRE BETTER BATH: Adding thermo-formed products
Began Production of axles for towable RVs
ACQUIRE ZIEMAN: Adding specialty trailers
Introduced RV suspension products
ACQUIRE HAPPIJAC: Adding patented bed lifts for RVs
ACQUIRE COACH STEP: Adding electric steps for motor homes
ACQUIRE EXTREME ENGINEERING: Expanding specialty trailer product line
Began production of entry doors for RVs
ACQUIRE SEATING TECHNOLOGY: Adding furniture for RVs
ACQUIRE QUICKBITE TM: Adding a new innovative coupler
Began production of entry doors for MH
ACQUIRE LEVEL-UP TM: Leveling system for fifth-wheel RVs

Manufactured Housing (MH) Market

- Cost per sq. ft. is $41 for MH vs. $93 for site-built homes
- Average retail price of $65,100 for a 1,595 sq. ft. MH
- 9 million manufactured homes across the U.S.
- Improved quality, appearance and safety



- Studies have shown that MHs built since 1995 sustain no more damage in hurricanes than site-built homes
- Industry production was down 87% from 1998 to 2009

MH – Industry Production



Industry Units
(Units in thousands, Dollars in millions)
Drew Sales
Multi-Sections
Single-Section
Drew's MH Sales
400
350
300
250
200
150
100
50
0
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
373
349
251
193
168
131
131
147
117
96
82
50
$196
$191
$152
$147
$154
$134
$183
$221
$220
$177
$142
$85
144
123
75
49
37
27
34
52
33
31
30
19
61%
65%
70%
75 %
78%
80%
74%
64%
72%
68%
63%
63%
229
226
176
144
131
104
97
95
84
65
52
31
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

MH: Favorable Factors

- Demand
  - Demand for quality, affordable housing is likely to increase
  - Baby Boomers retiring in increasing numbers
  - Dealer and manufacturer inventory levels are reasonable
  - Favorable HUD code revisions
- Financial
  - Subprime market woes could help MH
    - Pre-2003, MH was 20+% of Single Family housing starts
    - "Sub-prime era", MH was 8% to 9% of Single Family housing starts
    - 2008 to 2009, MH was 13% of Single Family housing starts
  - Recently passed legislation increased FHA insured chattel loan limits (home only) on manufactured homes from $48,600 to $69,678
  - Pressure on Fannie Mae/Freddie Mac to support MH loans
  - Conventional financing more common than chattel; improves collateral
  - Tax incentives

RV Market

TOWABLE RVS (93% of Drew's RV Segment revenues)



Travel trailer



Fifth wheel travel trailer



Travel trailer with expandable ends



Sport utility RV "Toy Hauler"



Folding camping trailer



Truck camper

- 92% of industry 2009 unit sales
- 57% of 2008 wholesale dollar sales, or $4.0 billion
- Retail cost $4,000 to $100,000 per unit. Average about $24,000

MOTORHOMES (2% of Drew's RV Segment revenues)



Type A Motorhome



Type B Motorhome



Type C Motorhome

- 8% of industry 2009 unit sales
- 43% of 2008 wholesale dollar sales, or $3.0 billion
- Retail cost $41,000 to $400,000+ per unit. Average about $133,000

How RVs Are Used

- Shift in U.S. culture toward more RV-related activities
  - College and NFL football games
  - NASCAR events
  - More active, shorter, environmentally friendlier vacations
- More economical family vacations
  - Typical RV family vacation is less expensive



- Many RVs are "parked" over the long-term as second homes

RVs - Industry Wholesale Shipments


Industry Units
93% of Drew's RV product sales are for Travel Trailers and 5th Wheel RVs
Drew Sales
(Units in thousands, Sales in millions)
Travel Trailers & 5th Wheel
Other Towables
Motorhomes
Drew's RV Sales
500
400
300
200
100
0
$500
$400
$300
$200
$100
$0
293
321
300
257
311
321
370
384
391
353
237
166
216
155
178
177
157
196
214
254
281
293
262
185
138
182
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010 Proj.(1)

(1) Projection for 2010 is the latest published by the RVIA in February 2010.

Recent RV Industry Trends

Travel Trailers and 5th Wheels, Drew's primary RV market



Year over Year Change
Retail
Wholesale
140%
100%
60%
20%
-20%
-60%
-100%
-17%
-8%
-19%
-18%
-26%
-38%
-34%
-63%
-37%
-61%
-29%
-44%
-20%
5%
-8%
88%
128%
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Jan 10

The Future

- RV recovery from recession
- Demographic tailwind
- Exploring related industries
- Affordable housing





Stock Price History

- Drew has 22 million shares outstanding and a market capitalization of approximately $535 million as of March 4, 2010



45
40
35
30
25
20
15
10
5
0
$3
$5
$8
$14
$18
$28
$26
$27
$44
$12
$6
$21
$25
2000
2001
2002
2003
2004
2005
2006
2007
10/5/07
2008
3/9/09
2009
3/4/10

(December 31, unless noted)

Operating Results

Year Ended December 31,

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2007	Adjusted 2008 (2)	Adjusted 2009(2)	Adjusted 2009 vs 2008
Net Sales(1)	$668.6	$510.5	$397.8	-22%
Operating Profit	$ 66.0	$ 27.8	$ 18.4	-34%
% of Sales	9.9%	5.4%	4.6%	
Net Income	$ 39.8	$ 16.5	$ 10.8	-35%
Diluted EPS	$ 1.80	$ 0.75	$ 0.50	-34%
EBITDA(3)	$ 83.5	$ 44.8	$ 36.9	-18%

(1) Sales declines due to reductions in industry-wide shipments of RVs and Manufactured Homes.

(2) Excludes certain "extra expenses" recorded by the Company during 2009 and 2008, resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries. Also excludes charges for goodwill impairment recorded during the fourth quarter of 2008 and the first quarter of 2009, and charges for executive retirement in the fourth quarter of 2008 (see page 34).

(3) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 32).

Results By Segment

Year Ended December 31,

FINANCIAL PERFORMANCE

($ in millions)	2007	Adjusted 2008 (2)	Adjusted 2009 (2)	Adjusted 2009 vs 2008
Net Sales[1]				
RV Segment	$ 491.8	$ 368.1	$ 312.5	-15%
MH Segment	$ 176.8	$ 142.4	$ 85.3	-40%
Operating Profit				
RV Segment	$ 63.1	$ 29.6	$ 25.7	-13%
MH Segment	$ 15.1	$ 11.4	$ 4.8	-58%
Operating Profit as a Percentage of Net sales				
RV Segment	12.8%	8.0%	8.2%	
MH Segment	8.5%	8.0%	5.6%	

(1) Sales declines due to reductions in industry-wide shipments of RVs and Manufactured Homes.

(2) Excludes certain "extra expenses" recorded by the Company during 2009 and 2008, resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries (see page 35).

Operating Results

Three Months Ended December 31,

FINANCIAL PERFORMANCE

($ in millions, except EPS)	Adjusted 2008 (1)	Adjusted 2009 (1)	Adjusted 2009 vs 2008
Net Sales	$ 76.6	$104.6	37%
Operating Profit (Loss)	$ (5.6)	$ 7.6	
% of Sales	-7.4%	7.2%	
Net Income (Loss)	$ (3.5)	$ 4.4	
Diluted EPS	$(0.16)	$ 0.20	

(1) Excludes certain "extra expenses" recorded by the Company during the three months ended December 31, 2009 and 2008, resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries. Also excludes charges for goodwill impairment and executive retirement during the fourth quarter of 2008 (see page 36).

Results By Segment

Three Months Ended December 31,

FINANCIAL PERFORMANCE

($ in millions)	Adjusted 2008 (2)	Adjusted 2009 (2)	Adjusted 2009 vs 2008
Net Sales			
RV Segment	$ 47.2	$ 84.4	79%
MH Segment(1)	$ 29.4	$ 20.2	-31%
Operating Profit (Loss)			
RV Segment	$ (2.6)	$ 8.7	
MH Segment	$ 0.4	$ 1.9	
Operating Profit (Loss) as a Percentage of Net Sales			
RV Segment	-5.5%	10.3%	
MH Segment	1.4%	9.4%	

(1) Sales declines due to reductions in industry-wide shipments of manufactured homes.

(2) Excludes certain "extra expenses" recorded by the Company during the three months ended December 31, 2009 and 2008, resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries (see page 37).

Balance Sheet

FINANCIAL PERFORMANCE

($ in millions)	12/31/06	12/31/07	12/31/08	12/31/09
Total assets	$311	$346	$311	$288
Total debt	$ 56	$ 27	$ 9	$ -
Cash & investments	$ 7	$ 56	$ 9	$ 65
Stockholders' equity	$205	$252	$259	$244
RATIOS				
Days sales in accounts receivable[1]	16 days	15 days	15 days	14 days
Inventory turns[2]	5.6 turns	6.3 turns	4.1 turns	4.8 turns

(1) Days sales in accounts receivable is the most recent month's net sales divided by accounts receivable, net, at the end of the period.

(2) Inventory turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.

Financial Strength

FINANCIAL PERFORMANCE

	12/31/07	12/31/08[2]	12/31/09[3]
Return on Equity	17%	6%	2%
Return on Assets	12%	4%	2%
Total Debt to Equity	0.1	0.0	0.0
Total Debt to EBITDA[1]	0.3	0.2	0.0

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 32).
(2) Excludes a goodwill impairment charge of $5.5 million ($3.4 million after tax).
(3) Excludes a goodwill impairment charge of $45.0 million ($29.4 million after tax).

Analyst Coverage

Avondale Partners, LLC
Bret Jordan – (617) 314-0480

CJS Securities
Torin Eastburn – (914) 287-7600

Janney Montgomery Scott LLC
Liam D. Burke – (202) 955-4305

Sidoti & Company, LLC
Scott Stember – (212) 453-7017

Thompson Research Group
Kathryn Thompson – (615) 891-6206

Thank you!

For more information contact:

Fredric M. Zinn
President and CEO
914-428-9098
fred@drewindustries.com

Joseph S. Giordano III
Chief Financial Officer
914-428-9098
joe@drewindustries.com

OR
VISIT OUR WEBSITE:
www.drewindustries.com

Reconciliation of Operating Profit to EBITDA

FINANCIAL PERFORMANCE

($ in millions)	2001	2002	2003	2004	2005	2006	2007	2008	2009
Operating Profit (Loss)	$ 20.3	$ 29.2	$34.3	$ 44.0	$ 57.7	$ 55.3	$66.0	$ 19.9	$(35.6)
Depreciation & Amortization	$ 8.4	$ 7.3	$ 7.8	$ 9.3	$ 12.0	$ 15.7	$17.6	$ 17.1	$ 18.5
Goodwill Impairment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 5.5	$ 45.0
EBITDA	$ 28.7	$ 36.5	$ 42.1	$ 53.3	$ 69.7	$ 71.0	$ 83.5	$ 42.5	$ 27.9
Capital Expenditures	$ 8.2	$10.5	$ 5.1	$27.1	$ 26.1	$ 22.3	$ 8.8	$ 4.2	$ 3.1

Reconciliation of Operating Profit to EBITDA - Quarterly

FINANCIAL PERFORMANCE

($ in millions)	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09
Operating Profit (Loss)	$ 15.0	$ 15.5	$ 4.5	$ (15.1)	$ (56.3)	$ 4.2	$ 11.3	$ 5.2
Depreciation & Amortization	$ 4.1	$ 4.0	$ 4.5	$ 4.5	$ 5.1	$ 4.2	$ 5.1	$ 4.1
Goodwill Impairment	$ -	$ -	$ -	$ 5.5	$ 45.0	$ -	$ -	$ -
EBITDA	$ 19.1	$ 19.5	$ 9.0	$ (5.1)	$ (6.2)	$ 8.4	$ 16.3	$ 9.3

Reconciliation of Adjusted Results to Actual

FINANCIAL PERFORMANCE

($ in millions)	Year Ended 12/31/08			Year Ended 12/31/09		
	Actual	Adjust (1)	Adjusted	Actual	Adjust (1)	Adjusted
Net Sales	$ 510.5	$ -	$ 510.5	$ 397.8	$ -	$ 397.8
Cost of Sales	$ 403.0	$ 0.2	$ 402.8	$ 319.1	$ 4.8	$ 314.3
Selling, General and Administrative Expenses	$ 80.1	$ (0.5)	$ 80.6	$ 69.5	$ 4.2	$ 65.3
Goodwill Impairment	$ 5.5	$ 5.5	$ -	$ 45.0	$ 45.0	$ -
Executive Retirement	$ 2.7	$ 2.7	$ -	$ -	$ -	$ -
Operating Profit (Loss)	$ 19.9	$ 7.9	$ 27.8	$ (35.6)	$ 54.0	$ 18.4
Operating Profit (Loss) as a % of Sales	3.9%		5.4%	- 8.9%		4.6%
Net Income (Loss)	$ 11.7	$ 4.8	$ 16.5	$ (24.1)	$ 34.9	$ 10.8
Diluted EPS	$ 0.53	$ 0.22	$ 0.75	$ (1.10)	$ 1.60	$ 0.50

(1) During 2009 and 2008, the Company recorded "extra" expenses resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries. In addition, the Company recorded charges for goodwill impairment during the fourth quarter of 2008 and the first quarter of 2009, and charges for executive retirement in the fourth quarter of 2008.

Reconciliation of Segment Adjusted Operating Profit to Actual

FINANCIAL PERFORMANCE

($ in millions)	Year Ended 12/31/08			Year Ended 12/31/09		
	Actual	Adjust (1)	Adjusted	Actual	Adjust (1)	Adjusted
Operating Profit						
RV Segment	$ 28.7	$ 0.8	$ 29.6	$ 20.5	$ 5.3	$ 25.7
MH Segment	11.0	0.4	11.4	3.8	0.9	4.8
Total Segment Operating Profit	$ 39.7	$ 1.2	$ 41.0	$ 24.3	$ 6.2	$ 30.5

(1) During 2009 and 2008, the Company recorded "extra" expenses resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries.

See page 38 for a reconciliation of segment actual results to consolidated actual results.

Reconciliation of Adjusted Results to Actual

FINANCIAL PERFORMANCE

($ in millions)	Three Months Ended 12/31/08			Three Months Ended 12/31/09		
	Actual	Adjust (1)	Adjusted	Actual	Adjust (1)	Adjusted
Net Sales	$ 76.6	$ -	$ 76.6	$ 104.6	$ -	$ 104.6
Cost of Sales	$ 67.4	$ 0.2	$ 67.3	$ 80.2	$ 1.2	$ 79.0
Selling, General and Administrative Expenses	$ 16.1	$ 1.2	$ 14.9	$ 19.2	$ 1.2	$ 18.0
Goodwill Impairment	$ 5.5	$ 5.5	$ -	$ -	$ -	$ -
Executive Retirement	$ 2.7	$ 2.7	$ -	$ -	$ -	$ -
Operating Profit (Loss)	$ (15.1)	$ 9.5	$ (5.6)	$ 5.2	$ 2.4	$ 7.6
Operating Profit (Loss) as a % of Sales	-19.7%		-7.4%	4.9%		7.2%
Net Income (Loss)	$ (9.2)	$ 5.7	$ (3.5)	$ 2.9	$ 1.5	$ 4.4
Diluted EPS	$ (0.43)	$ 0.26	$ (0.16)	$ 0.13	$ 0.07	$ 0.20

(1) During 2009 and 2008, the Company recorded "extra" expenses resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries. In addition, the Company recorded charges for goodwill impairment and executive retirement during the fourth quarter of 2008.

Reconciliation of Segment Adjusted Operating Profit to Actual

FINANCIAL PERFORMANCE

($ in millions)	Three Months Ended 12/31/08			Three Months Ended 12/31/09		
	Actual	Adjust [1]	Adjusted	Actual	Adjust [1]	Adjusted
Operating Profit (Loss)						
RV Segment	$ (3.1)	$ 0.5	$ (2.6)	$ 7.4	$ 1.3	$ 8.7
MH Segment	0.0	0.3	0.4	1.6	0.3	1.9
Total Segment Operating Profit	$ (3.1)	$ 0.8	$ (2.3)	$ 8.9	$ 1.6	$ 10.5

(1) During 2009 and 2008, the Company recorded "extra" expenses resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries.

See press release dated February 16, 2010 for a reconciliation to consolidated results.

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	Year Ended December 31,		
	2007	2008	2009
Net Sales:			
RV Segment	$ 491.8	$ 368.1	$ 312.5
MH Segment	176.8	142.4	85.3
Total Net Sales	$ 668.6	$ 510.5	$ 397.8
Operating Profit:			
RV Segment	$ 63.1	$ 28.7	$ 20.5
MH Segment	15.1	11.0	3.8
Total Segment Operating Profit	78.2	39.7	24.3
Amortization of intangibles	(4.2)	(5.1)	(5.6)
Corporate	(7.6)	(7.2)	(6.4)
Goodwill Impairment	-	(5.5)	(45.0)
Other non-segment items	(0.4)	(2.0)	(2.9)
Total Operating Profit	$ 66.0	$ 19.9	$ (35.6)